____________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549
                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): December 9, 2002

                         URSTADT BIDDLE PROPERTIES INC.
              (Exact Name of Registrant as Specified in Charter)



       Maryland                   1-12803                           04-2458042
(State or jurisdiction    (Commission file Number)            (I.R.S. Employer
    of Incorporation)                                      Identification No.)


                           321 Railroad Avenue
                        Greenwich, Connecticut 06830
          (Address of principal executive offices, including zip code)

     Registrant's telephone number, including area code: (203) 863-8200

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



Item 5.
Other  Events.

This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Urstadt Biddle Properties Inc. (the "Company") for the purpose of providing the information set forth in the press release published by the Company on December 9, 2002, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.
Financial  Statements,   Pro  Forma  Financial  Information  and  Exhibits.

(a)Exhibits. The following exhibit is filed herewith: 99.1 Press release published on December 9, 2002.


                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich, State of Connecticut on December 9, 2002.



                       URSTADT BIDDLE PROPERTIES INC.

                       By: /s/ James R. Moore
                           James R. Moore
                           Executive Vice President - Chief Financial Officer